January 22, 2014 TCBI Q4 2013 Earnings Exhibit 99.2

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplements, the Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission (SEC).

Opening Remarks
•
Exceptional growth in loans and deposits for 2013
•
Capital raising consistent with market opportunity for growth
•
Continued improvement in NPAs with low level of charge-offs for the year
•
2013 non-interest expense includes hiring foundation of market leading talent supporting 2014 growth and beyond
•
Mortgage Finance levels up, with 2013 average slightly up as compared to
2012 average, and continued to outperform the industry

Financial Review
Net Income
–
Decrease in net income of 9% compared to Q3-2013; full year net income consistent with 2012
–
Profitability – ROA and ROE remained strong, despite decrease in net income
–
Net Revenue
•
3% increase from Q3-2013
•
8% growth from Q4-2012
–
Exceptional growth in LHI average balances (excluding mortgage finance) and Total Loans
•
Growth of 5% from Q3-2013 and 22% from Q4-2012
•
Clear increase in market share for Mortgage Finance with growth of 2% from 2012 and modest decrease from Q3-2013
–
Margin remained consistent with Q3-2013 at 4.21%
•
Strong LHI levels, improved composition with reduced proportion of MF Loan balances and yields
•
Improved funding profile from continued growth in DDA and total deposits
–
Correction of error for accounting of Mortgage Finance – formerly LHS
•
Previously classified as Held for Sale; will now be consistent with regulatory accounting and treated as
Held for Investment
•
No change in business direction – anticipate continued improvement in market position
•
No change in character of the assets – quality, liquidity and duration unaffected
•
No change in any aspect of the business – still producing excellent returns with highly liquid ownership interests in individual mortgage loans of superior quality

Operating Leverage, Core Earnings Power & NIM
LHI/LHS Accounting

Financial Review
Loan Growth
–
Broad-based growth in traditional LHI (excluding Mortgage Finance)
•
Growth of $435.1 million from Q3-2013 and $1.7 billion from Q4-2012
•
Period end balance $343.7 million over average balance for the quarter
•
Averages increased 5% from Q3-2013 and 22% from Q4-2012
–
Average MF balances consistent with objectives
•
Results well above industry trends demonstrate increase in market position and management’s focus on providing ongoing income
•
Growth of 2% from 2012 and only modest decrease from Q3-2013
–
Q4-2013 expenses were largest factor in linked quarter earnings change, including those associated with exceptional performance and growth
•
Cost of long-term incentives increased $3.6 million ($0.06 per share) resulting from unprecedented increase in stock price from Q3-2013
•
Incentive true-up of $1.6 million (almost $0.03 per share) for lines of business producing average of
20% increase in earnings contribution from 2012
•
Build-out expense of $0.02 per share related to exceptional recruiting in Q3, expansion of business lines and impact of lag in growth of support and infrastructure costs associated with growth
•
For all of 2013, the “unusual” items represented almost $20 million

Expense Management

Financial Review
Funding
–
Funding profile optimal with exceptional DDA and total deposit growth
•
Average  DDA increased 5% from Q3-2013 and 40% from Q4-2012
•
Total average deposits increased 5% from Q3-2013 and 31% from Q4-2012
–
Total deposit cost stable at 17 bps
Credit Costs
–
Total credit costs of $5.4 million for Q4-2013
•
Provision of $5.0 million consistent with Q3-2013
•
OREO valuation cost of $466,000 in Q4-2013 associated with 60% reduction in total ORE balances
•
NCOs of 6 bps in Q4-2013 and 7 bps for all of 2013
•
Favorable trend in NPA ratio with $11.1 million (23%) decrease from Q3-2013

Income Statement - Quarterly

Q4-13 Q3-13 Q2-13 Q1-13 Q4-12
Net interest income $  111,475 $  108,776 $  101,220 $   98,042 $ 101,155
Non-interest income 11,184 10,431 11,128 11,281 12,836
Net revenue 122,659 119,207 112,348 109,323 113,991
Provision for credit losses 5,000 5,000 7,000 2,000 4,500
OREO valuation and write-down expense 466
-
382 71 955
Total provision  and OREO valuation 5,466 5,000 7,382 2,071 5,455
Non-interest expense 69,825 62,009 68,352 55,629 59,119
Income before income taxes 47,368 52,198 36,614 51,623 49,417
Income tax expense 17,012 18,724 12,542 18,479 17,982
Net income 30,356 33,474 24,072 33,144 31,435
Preferred stock dividends 2,438 2,437 2,438 81 –
Net income available to common shareholders $   27,918 $   31,037 $   21,634 $   33,063 $   31,435
Diluted EPS $         .67 $         .74 $         .52 $         .80 $         .76
Net interest margin 4.21% 4.21% 4.19% 4.27% 4.27%
ROA 1.10% 1.25% 0.95% 1.38% 1.27%
ROE 11.94% 13.74% 9.94% 15.82% 15.35%
Efficiency
(1)
56.9% 52.0% 60.8% 50.9% 51.9%
(1)  Excludes OREO valuation charge

Income Statement - Annual

2013 2012 2011 2010 2009
Net interest income $  419,513 $  376,879 $  302,937 $  241,674 $  196,691
Non-interest income 44,024 43,040 32,232 32,263 29,260
Net revenue 463,537 419,919 335,169 273,937 225,951
Provision for credit losses 19,000 11,500 28,500 53,500 43,500
OREO valuation and write-down expense 920 6,883 6,798 8,504 7,809
Total provision  and OREO valuation 19,920 18,383 35,298 62,004 51,309
Non-interest expense 255,814 212,961 181,403 154,984 137,733
Income before income taxes 187,803 188,575 118,468 56,949 36,909
Income tax expense 66,757 67,866 42,366 19,626 12,522
Net income 121,046 120,709 76,102 37,323 24,387
Preferred stock dividends 7,394 – – – –
Net income available to common shareholders $ 113,652 $  120,709 $   76,102 $   37,323 $   24,387
Diluted EPS $       2.72 $        3.01 $       1.99 $       1.00 $         .56
Net interest margin 4.22% 4.41% 4.68% 4.28% 3.89%
ROA 1.17% 1.35% 1.12% .63% .46%
ROE 12.82% 16.93% 13.39% 7.23% 5.15%
Efficiency
(1)
55.2% 49.8% 54.1% 56.6% 61.0%
(1)  Excludes OREO valuation charge

QTD Average Balances, Yields and Rates

(in thousands) Q4 2013 Q3 2013 Q4 2012
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal.
Yield Rate
Assets
Securities $      65,067 4.25% $      71,717 4.25% $103,483 4.55%
Fed funds sold & liquidity investments 158,594 .21% 167,613 .19% 91,503 .27%
Loans held for investment, mortgage finance 2,238,730 3.59% 2,362,118 3.79% 2,658,092 3.96%
Loans held for investment 8,142,569 4.73% 7,731,901 4.72% 6,662,817 4.79%
Total loans, net of reserve 10,297,290 4.52% 10,014,468 4.53% 9,246,997 4.59%
Total earning assets 10,520,951 4.45% 10,253,798 4.46% 9,441,983 4.55%
Total assets $10,899,266 $10,637,766 $9,869,282
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  5,887,252 .26% $  5,612,874 .26% $4,662,116 .28%
Other borrowings 314,018 .20% 539,767 .20% 1,725,129 .19%
Subordinated notes 111,000 6.58% 111,000 6.54% 12,065 6.56%
Long-term debt 113,406 2.21% 113,406 2.23% 113,406 2.33%
Total interest bearing liabilities 6,425,676 .40% 6,377,047 .40% 6,611,651 .40%
Demand deposits 3,289,307 3,124,602 2,356,758
Stockholders’ equity 1,077,822 1,046,477 814,565
Total liabilities and stockholders’ equity $10,899,266 .24% $10,637,766 .24% $9,869,282 .27%
Net interest margin 4.21% 4.21% 4.27%

10
YTD Average Balances, Yields and Rates

(in thousands) 2013 2012
Avg. Bal. Yield Rate Avg. Bal.
Yield Rate
Assets
Securities $      77,178 4.39% $117,375 4.46%
Fed funds sold & liquidity investments 144,050 .21% 72,689 .30%
Loans held for investment, mortgage finance 2,342,149 3.75% 2,298,651 4.06%
Loans held for investment 7,471,676 4.73% 6,148,860 4.88%
Total loans, net of reserve 9,735,543 4.53% 8,375,424 4.70%
Total earning assets 9,956,771 4.47% 8,565,488 4.66%
Total assets $10,348,404 $8,965,960
Liabilities and Stockholders’ Equity
Total interest bearing deposits $  5,407,810 .26% $4,459,836 .31%
Other borrowings 653,318 .19% 1,585,723 .20%
Subordinated notes 111,000 6.60% 30,934 6.58%
Long-term debt 113,406 2.24% 113,406 2.43%
Total interest bearing liabilities 6,285,534 .40% 6,189,899 .35%
Demand deposits 2,967,063 1,984,171
Stockholders’ equity 1,001,215 713,190
Total liabilities and stockholders’ equity $10,348,404 .24% $8,965,960 .24%
Net interest margin 4.22% 4.41%

Financial Summary

(in thousands)
QTD Averages
Q4 2013 Q3 2013 Q4 2012
Q4/Q3%
Change
YOY %
Change
Total assets $10,899,266 $10,637,766 $9,869,282 2% 10%
Loans held for investment 8,142,569 7,731,901 6,662,817 5% 22%
Loans held for investment, mortgage finance 2,238,730 2,362,118 2,658,092 (5)% (16)%
Total loans 10,381,299 10,094,019 9,320,909 3% 11%
Securities 65,067 71,717 103,483 (9)% (37)%
Demand deposits 3,289,307 3,124,602 2,356,758 5% 40%
Total deposits 9,176,559 8,737,476 7,018,874 5% 31%
Stockholders’ equity 1,077,822 1,046,477 814,565 3% 32%

12
Financial Summary

(in thousands)
YTD Averages
2013 2012 YOY % Change
Total assets $10,348,404 $8,965,961 15%
Loans held for investment 7,471,676 6,148,860 22%
Loans held for investment, mortgage finance 2,342,149 2,298,651 2%
Total loans 9,813,825 8,447,511 16%
Securities 77,178 117,375 (34)%
Demand deposits 2,967,063 1,984,171 50%
Total deposits 8,374,873 6,444,007 30%
Stockholders’ equity 1,001,215 713,190 40%

Financial Summary

(in thousands)
Period End
Q4 2013 Q3 2013 Q4 2012
Q4/Q3%
Change
YOY %
Change
Total assets $11,714,397 $10,797,448 $10,540,542 8% 11%
Loans held for investment 8,486,309 8,051,328 6,785,535 5% 25%
Loans held for investment, mortgage finance 2,784,265 2,262,085 3,175,272 23% (12)%
Total loans 11,270,574 10,313,413 9,960,807 9% 13%
Securities 63,214 67,815 100,195 (7)% (37)%
Demand deposits 3,347,567 3,242,060 2,535,375 3% 32%
Total deposits 9,257,379 8,957,081 7,440,804 3% 24%
Stockholders’ equity 1,096,350 1,066,629 836,242 3% 31%

Revenue and Income Growth
Operating Revenue CAGR: 22%
Net Interest Income CAGR: 23%
Non-interest Income CAGR: 14%
Non-interest Expense CAGR: 18%
Net Income CAGR: 37%
($ in thousands)
Note: Excludes OREO valuation charge for YTD 2013, 2012, 2011 and 2010.

15 EPS Growth 5 Year EPS CAGR: 27% ^Excludes $.15 effect of preferred TARP dividend during 2009. Reported EPS was $0.56.

16 Demand Deposit CAGR: 42% Total Deposit CAGR: 23% Loans Held for Investment* CAGR: 16% Deposit and Loan Growth ($ in millions) * Excludes MF loans.

Loan Portfolio Statistics

Non-accrual loans
Commercial $         12,896
Construction 705
Real estate 18,670
Consumer 54
Equipment leases 50
Total non-accrual loans 32,375
Non-accrual loans as % of
loans excluding MF
.38%
Non-accrual loans as % of
total loans
.29%
OREO 5,110
Total Non-accruals +
OREO
37,485
Non-accrual loans + OREO
as % of loans excluding MF
+ OREO
.44%
Total Loans  $11,270,574
All numbers in thousands.
Loan Collateral by Type 12/31/13

Credit Quality
Improved Credit Trends
–
Total credit cost of $5.4 million for Q4-2013, compared to $ 5.0 million in Q3-2013 and $5.5 million in Q4-2012
•
Provision of $5.0 million for Q4-2013 compared to $5.0 million for Q3-2013 and $4.5 million in Q4-2012
•
NCOs $1.3 million (6 bps) in Q4-2013 compared to 0 bps in Q3-2013 and 21 bps in Q4-
2012; NCO ratio of 7 bps for YTD
•
OREO valuation charge of $466,000 in Q4-2013 compared to none in Q3-2013 and
$955,000 in Q4-2012
–
NPA ratio continues to decline
•
Reduction of $11.1 million (23%) from Q3-2013 and $34.4 million (48%) from Q4-2012
•
NPA ratio of .44% compared to .60% in Q3-2013 and 1.06% in Q4-2012
•
NPLs at $32.4 million, down $3.4 million from Q3-2013 and down $23.5 million from
Q4-2012
•
NPL ratio at .29% of total loans and .38% of LHI excluding MF loans
•
OREO reduction of $7.7 (60%) from Q3-2013 and $10.9 million (68%) from Q4-2012

Credit Quality
Net Charge-offs / Average Loans*
* Excludes MF loans.
Combined reserve /
Loans
*
1.09% 1.15% 1.31% 1.56% 1.59%
Non-accrual loans +
OREO to loans
*
+
OREO
.44% 1.06% 1.58% 3.25% 2.74%
Combined reserve to
non-accruals
2.7x 1.3x 1.3x .6x .7x

Closing Comments
•
Strong core earnings power, profitability and growth to continue in 2014
•
Credit continues positive trend
•
Strong LHI pipeline and new commitments present opportunity for growth potential
•
Producers in place for 2014 growth
•
Building more liquidity in 2014 which will impact NIM
•
Mortgage finance average balances to be down in 2014 but outperform the industry
•
Improving capital position with capital raise to support growth

Q&A 21